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                                                                  Exhibit 10.325

                          MASTER LEASE ESCROW AGREEMENT

     THIS MASTER LEASE ESCROW AGREEMENT (this "AGREEMENT") is made this 23rd day of August, 2004, by and among INLAND WESTERN NEW PORT RICHEY MITCHELL, L.L.C., a Delaware limited liability company ("BUYER"), AIG BAKER MRP, L.L.C., a Delaware limited liability company ("SELLER"), and CHICAGO TITLE INSURANCE COMPANY ("ESCROW AGENT").

     WHEREAS, pursuant to that certain Agreement of Purchase and Sale, dated July 20, 2004, between Buyer and Seller ("PURCHASE AGREEMENT"), Seller agreed to sell to Buyer certain real property and improvements located thereon located in Pasco County, Florida and more particularly described therein (the "PROPERTY");

     WHEREAS, as of the date hereof, certain spaces within the Property are vacant with no tenant paying rent which such spaces are set forth on EXHIBIT A attached hereto (the "VACANT SPACES");

     WHEREAS, Seller agreed to establish an escrow at Closing from the proceeds of the Purchase Price in the amount of: (a) rent and additional charges for the Vacant Spaces for the periods specified on EXHIBIT A, and (b) estimated brokerage commissions in the amount of $3.00 per square foot and estimated tenant improvement allowances in the amount of $15.00 per square foot with respect to the Vacant Spaces.

     WHEREAS, Escrow Agent has agreed to act as Escrow Agent according to the terms and subject to the limitations set forth herein.

     NOW, THEREFORE, the parties hereto agree as follows;

     1. All capitalized terms which are not defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

     2. The Escrow Agent hereby acknowledges that it is holding, from the proceeds of the Purchase Price, immediately available funds in the amount of Six Hundred Eight Thousand Six Hundred Fifty Four and 47/100 Dollars ($608,654.47) (the "ESCROW FUNDS"). The Escrow Agent agrees to hold, invest, distribute and disburse the Escrow Funds, together with interest earned and accruing thereon, in strict accordance with the terms, provisions and conditions contained in this Agreement.

     3. The Escrow Agent shall invest the Escrow Funds in an interest-bearing account with a federally-insured banking institution reasonably acceptable to Seller and Buyer. All interest earned, paid or accrued on the Escrow Funds shall be added to and become a part of the Escrow Funds.

     4. Buyer shall have the right to draw from the Escrow Funds, on the first day of each month, an amount sufficient to pay the monthly rental amounts set forth in EXHIBIT A for the Vacant Spaces together with estimated common area maintenance charges ("CAM"), insurance and Real Estate Taxes with respect thereto. The estimated payments for CAM, insurance and Real Estate Taxes withdrawn monthly by Buyer shall be reconciled by Buyer and Seller within sixty
(60) days after the end of each calendar year during the term of this Agreement or the end

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of this Agreement (whichever occurs first) to the actual charges for CAM, insurance and Real Estate Taxes. Upon reconciliation, if one party owes the other party a refund or payment, respectively, then such party shall pay the other party within thirty (30) days after its receipt of the reconciliation statement.

     Seller's obligations in respect thereof for any Vacant Space, as the case may be, shall terminate on the date that is the earlier to occur of (i) the date that a tenant, reasonably acceptable to both Seller and Buyer, begins the payment of rent and additional charges in an amount equal to or greater than the amount shown in EXHIBIT A with respect to such space, or (ii) two (2) years following the date hereof as to the MIN B space, and four (4) months as to the Panera Bread space. The Escrow Funds allocated to brokerage commissions and tenant improvements as set forth on EXHIBIT A shall be disbursed to Buyer from time-to-time, with Seller's prior, written approval, which approval shall not be unreasonably withheld, delayed or conditioned and shall be given if Seller shall not have provided notice to the contrary within five (5) Business Days from Buyer's disbursement request, in order for Buyer to pay such brokerage commissions or tenant improvement costs as are due under any Lease entered into by Buyer for a Vacant Space, as demonstrated by applicable invoices and appropriate lien waivers or releases. Buyer and Seller shall both use reasonable efforts to lease the Vacant Spaces.

     Buyer shall not unreasonably withhold its consent to any New Lease for a Vacant Space procured by Seller so long as (a) such tenant will be paying, at a minimum, the rental amounts set forth in EXHIBIT A. (b) the tenant and proposed lease meet the leasing guidelines set forth on EXHIBIT B attached hereto, and
(c) the brokerage fee and tenant improvement allowance do not exceed the amounts set forth in EXHIBIT A; PROVIDED, HOWEVER, in the event the brokerage fee and/or tenant improvement allowance for any proposed lease do exceed the amount set forth in EXHIBIT A. Buyer shall not unreasonably withhold its consent to such proposed lease if Seller agrees to pay all excess costs above the costs shown on EXHIBIT A. In the event any Tenant of a Vacant Space fails to begin the payment of rent or additional charges as required pursuant to the terms of such Tenant's Lease as a result of a default by Buyer, as landlord under the Tenant's Lease, Seller's obligations to pay such rent and additional charges for such Vacant Space shall terminate as of the date of Buyer's default. On the date that is two
(2) years from the Closing Date, any remaining Escrow Funds shall be disbursed to the Buyer and all interest accrued thereon shall be disbursed to Seller, and Seller shall have no further liability with respect to any matters set forth in this Agreement.

     Notwithstanding any provision herein to the contrary, Buyer acknowledges that the vacant space shown on Exhibit A as "MIN B" (10,000 square feet) is being divided into three (3) spaces of 6,000 square feet, 1,400 square feet, and 1,800 square feet, and the Seller is negotiating leases for such spaces. At such time as all of such leases for such subdivided spaces have been leased, all remaining Escrow Funds will be released to the Buyer and no escrow will be retained for the 800 square foot of space remaining from such division. Furthermore, Buyer hereby approves the following tenants for such spaces each at a rent of not less than $15.00 psf:

     Hollywood Video (6,000 square foot space); McKinnon Family Jewelers (1,400 square foot space); and J&R Carpets (1,800 square foot space).

     5. The Escrow Agent shall have full power and authority to liquidate any and all investments held by it under this Escrow Agreement for the purpose of paying any amount

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required to be paid hereunder and shall be required to liquidate such securities to the extent necessary to enable it to make such payments. The Escrow Agent shall have no responsibility or liability for any losses resulting from liquidation of the Escrow Funds (such as liquidation prior to maturity).

     6. Seller and Buyer acknowledge and agree that the Escrow Agent (i) shall not be responsible for any of the agreements referred to herein but shall be obligated only for the performance of such duties as are specifically set forth in this Escrow Agreement; (ii) shall not be obligated to take any legal or other action hereunder which might in its judgment involve expense or liability unless it shall have been furnished with indemnity acceptable to it; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, request or document furnished to it hereunder and reasonably believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof; and (iv) may consult counsel satisfactory to it, including house counsel, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

     7. Neither the Escrow Agent nor any of its directors, officers or employees shall be liable to anyone for any action taken or omitted to be taken by it or any of its directors, officers or employees hereunder except in the case of gross negligence, bad faith or willful misconduct. Seller and Buyer, jointly and severally, covenant and agree to indemnify the Escrow Agent and hold it harmless without limitation from and against any loss, liability or expense of any nature incurred by the Escrow Agent arising out of or in connection with this Escrow Agreement or with the administration of its duties hereunder, including, but not limited to, legal fees and expenses and other costs and expenses of defending or preparing to defend against any claim of liability in respect hereof, unless such loss, liability or expense shall be caused by the Escrow Agent's gross negligence, bad faith or willful misconduct. In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damages.

     8. Any notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed first class certified mail, postage prepaid, addressed as follows:

     To Buyer:                  c/o Inland Real Estate Acquisitions, Inc.
                                2901 Butterfield Road
                                Oak Brook, IL 60523
                                Attn: Louis Quilici
                                Telephone No.: (630)218-4925
                                Facsimile No.: (630)218-4935

     with a copy to:            The Inland Real Estate Group, Inc.
                                Law Department
                                Attn: Robin Rash, Esq.
                                2901 Butterfield Road
                                Oak Brook, Illinois 60523

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                                Phone: 630/218-8000 ext. 2854
                                Fax: 630/218-4900

     To Seller:                 AIG Baker MRP, L.L.C.
                                c/o AIG Baker Shopping Center Properties, L.L.C.
                                1701 Lee Branch Lane
                                Birmingham, AL 35242
                                Attn: Ronald L. Carlson
                                Telephone No.: (205)969-1000
                                Facsimile No.: (205)969-1051

     with copies to:            AIG Baker Shopping Center Properties, L.L.C.
                                1701 Lee Branch Lane
                                Birmingham, AL 35242
                                Attn: Nick C. Whitehead, Esq.
                                Telephone No.: (205)969-1000
                                Facsimile No.: (205)969-9467

     and                        AIG Global Real Estate Investment Corp.
                                One Chase Manhattan Plaza
                                57th Floor
                                New York, NY 10005
                                Attn: Kevin P. Fitzpatrick
                                Telephone No.: (212)504-5200
                                Facsimile No.: (212)514-5228

     and                        Burr & Forman LLP
                                420 North 20th Street
                                Suite 3100
                                Birmingham, Alabama 35203
                                Attn: Gail Livingston Mills, Esq.
                                Telephone No.: (205)458-5300
                                Facsimile No.: (205)458-5100

     To Escrow Agent:           Chicago Title Insurance Company
                                [ILLEGIBLE]
                                171 N. Clark St. ML:0302
                                Chicago, IL 60601
                                Telephone No.: (312)223-2708
                                Facsimile No.: (312)228-2108

     10. In the event of any dispute between the parties regarding the payment or distribution of the Escrow Funds, Escrow Agent shall have the right, upon notice to the other parties, to file an action in a court of competent jurisdiction in Pasco County, Florida, and to interplead the Escrow Funds, or any part or portion thereof, with said court, and upon doing so, Escrow Agent shall be relieved of all further responsibilities and liability with respect to the Escrow Funds so interpled. Escrow Agent shall not be liable to either Seller or Buyer with respect to any acts or omissions hereunder, unless such acts or omissions are contrary to the terms, provisions and conditions set forth in this Agreement, or shall otherwise result from the

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gross negligence, bad faith or willful misconduct of Escrow Agent, and Seller and Buyer, and each of them, hereby release Escrow Agent therefrom.

     11. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns, but shall not be assignable by any of the parties hereto without the written consent of all of the other parties hereto.

     12. This Escrow Agreement may be executed in any number of counterparts, each of which shall be an original, but which together constitute one and the same instrument.

     13. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

     14. The parties hereto agree that, for lax reporting purposes, all interest or other income earned from the investment of the Escrow Funds shall be allocable to Seller.

     15. Seller agrees to provide the Escrow Agent with a certified tax identification number by signing and returning a Form W-9 (or Form W-8, in the case of non-U.S. persons) to the Escrow Agent within thirty (30) days from the date hereof. The parties hereto understand that, in the event Seller's tax identification number is not certified to the Escrow Agent, the Internal Revenue Code may require withholding a portion of any interest or other income earned on the investment of the Escrow Funds, in accordance with the Internal Revenue Code, as amended from time to time.

     16. This Escrow Agreement may not be altered or modified without the consent of the parties hereto, which consent shall not constitute a waiver of any of the terms or conditions of this Escrow Agreement, unless such waiver is specified in writing, and then only to the extent so specified. A waiver of any of the terms and conditions of this Escrow Agreement on one occasion shall not constitute a waiver of the other terms and conditions of this Escrow Agreement, or of such terms and conditions on any other occasion.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                     [SIGNATURES FOLLOW ON REMAINING PAGES]

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     [SIGNATURE PAGE TO MASTER LEASE ESCROW AGREEMENT BETWEEN AIG BAKER MRP,
L.L.C. AND INLAND WESTERN NEW PORT RICHEY MITCHELL. L.L.C.]

                                    AIG BAKER MRP, L.L.C.,
                                    A Delaware limited liability company


WITNESSES:                          BY:    AIG BAKER SHOPPING CENTER
                                           PROPERTIES, L.L.C., a Delaware
   /s/ Joy Bean                            limited liability company
-------------------------------            Its Sole Member
Print name:  Joy Bean
           --------------------


   /s/ Cristine K. Byrd                    BY:  /s/ Alex D. Baker
-------------------------------               ------------------------
Print Name:  Cristine K. Byrd                       Alex D. Baker
           --------------------                     Its President

                                        6
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[SIGNATURE PAGE TO MASTER LEASE ESCROW AGREEMENT BETWEEN AIG BAKER MRP, L.L.C.
AND INLAND WESTERN NEW PORT RICHEY MITCHELL, L.L.C.]


WITNESSES:                          INLAND WESTERN NEW PORT
                                    RICHEY MITCHELL, L.L.C.,
                                    a Delaware limited liability company


   /s/ Laura Erickson               BY: Inland Western Retail Real Estate Trust,
-------------------------------         Inc., a Maryland corporation,
Print Name:  Laura Erickson             Its Sole Member
           --------------------


   /s/ Carolyn Lundgren             By:      /s/ Debra A Palmer
-------------------------------            -----------------------------
Print Name: Carolyn Lundgren        Name:    Debra A Palmer
           --------------------            -----------------------------
                                    Title:   Asst Secretary
                                           -----------------------------

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[SIGNATURE PAGE TO MASTER LEASE ESCROW AGREEMENT BETWEEN AIG BAKER MRP, L.L.C.
AND INLAND WESTERN NEW PORT RICHEY MITCHELL, L.L.C.]


                                    ESCROW AGENT:

                                    CHICAGO TITLE INSURANCE COMPANY


                                    By:    /s/ [ILLEGIBLE]
                                       --------------------------------
                                    Name:   [ILLEGIBLE]
                                         ------------------------------
                                    Title:  Escrow Administrator
                                          ------------------------------

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                                    EXHIBIT A

                                  LEASE ESCROW:

    TENANT            RENT            CAM        TAXES         INS            TI        LC
    ------       ---------       --------     --------     -------     ---------  --------
MIN B            $ 150,000 x2    $ 25,000 x2  $ 20,300 x2  $ 2,000 x2  $ 150,000  $ 30,000

                 ---------       --------     --------     -------     ---------  --------

                 $ 300,000       $ 50,000     $ 40,600     $ 4,000     $ 150,000  $ 30,000
                 ---------       --------     --------     -------     ---------  --------

TOTAL MIN B SPACE:                                              $  574,600.00

LESS 9 DAYS CREDIT GIVEN ON CLOSING STATEMENT:                      (4,773.39)
                                                                -------------

MIN B ESCROW:                                                   $  569,826.61

    TENANT            RENT            CAM
    ------     -----------     ----------
Panera Bread   $  9,250.83 x4  $  1215.81 x4                                             0
                   (month)        (month)

               -----------     ----------

               $ 37,003.32     $ 4,863.24
               -----------     ----------

TOTAL PANERA BREAD:                                             $  41,866.56

LESS 9 DAYS CREDIT GIVEN ON CLOSING STATEMENT:                     (3,038.70)
                                                                ------------

PANERA BREAD ESCROW                                             $  38,827.86

TOTAL ESCROW                                                    $ 608,654.47

                                       A-1
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                                    EXHIBIT B

                               LEASING GUIDELINES

1. The proposed tenant has successful retail and/or business operating experience of three (3) years in the type of business to be operated in the leased premises;

2. The proposed use is a use typically found in retail centers similar to the Property;

3. The proposed use does not violate any exclusives or prohibits uses existing in any other Tenant's lease or covenants existing in any document of record;

4. No concessions shall be provided to the tenant which would be at Buyer's expense;

5. Such proposed lease does not contain any lease terms which are materially different from the Leases for the Tenants of the Property; and

6. The net worth of the proposed tenant shall be such that Buyer can be reasonably satisfied that the proposed tenant shall be able to meet the monetary obligations contained within its lease.

                                       B-1